UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018 (November 1, 2018)

EXP WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-53300

Delaware	98-0681092
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

2219 Rimland Drive, Suite 301
Bellingham, WA 98226
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).                   Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jeff Whiteside as Chief Financial Officer and Chief Collaboration Officer of eXp World Holdings, Inc.

On November 1, 2018, eXp World Holdings, Inc. (NASDAQ: EXPI; “eXp” or the “Company”) appointed Jeff Whiteside as its Chief Financial Officer and Chief Collaboration Officer, effective immediately. Mr. Whiteside has worked for +30 years in global finance and operational leadership roles including executive positions at General Electric, Pitney Bowes, RM Sotheby’s Auctions, in addition to CFO/COO roles in three software/technology companies. Most recently Whiteside was Auction Director for the Saratoga Auto Museum from November 2016 through October 2018. Prior to Saratoga, Whiteside was Chief Operating Officer of Saratoga Juice Bar, LLC from January 2015 through November 2016. Prior to Saratoga Juice Bar Whiteside was Chief Operating Officer and Chief Financial Officer at RM Auctions in 2014 and 2015. Prior to RM Auctions Whiteside was Vice President and Group Financial Officer at Pitney Bowes from December 2008 through December 2013.

Whiteside was born in December of 1962 and is a graduate of Rensselaer Polytechnic, obtaining both his B.S. (with an emphasis in Managerial Economics) and M.B.A. in 1986. There are no arrangements or understandings between Whiteside and any other persons pursuant to which he was appointed as CFO/CCO and there are no family relationships between Whiteside and any director or executive officer of the Company. Whiteside has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Alan Goldman was appointed as Chief Accounting Officer of eXp World Holdings, Inc. effective November 1, 2018. Mr. Goldman joined eXp World Holdings in 2016 and began serving as the Company’s Chief Financial Officer in March of 2016. Mr. Goldman will continue to serve as the Chief Financial Officer of the Company’s real estate brokerage division, a position he also held since March of 2016.

On November 1, 2018, the Company issued a press release announcing the management changes discussed above. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated November 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2018

EXP WORLD HOLDINGS, INC.

By:	/s/ Glenn Sanford
Glenn Sanford Chief Executive Officer